UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 11, 2007

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

9400-200 Southridge Park Court, Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407) 857-9900

(Registrant’s Telephone Number, Including Area Code)

Super Vision International, Inc.

8210 Presidents Drive, Orlando, Florida 32809

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below in Item 5.03 is incorporated by reference in response to this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2007, Nexxus Lighting, Inc. (the “Company”) amended its Certificate of Incorporation to (i) change its name from Super Vision International, Inc. to Nexxus Lighting, Inc., (ii) increase the number of authorized shares of the Company’s Common Stock, $.001 par value per share, from 20,000,000 shares to 25,000,000 shares, (iii) eliminate the Company’s Class B Common Stock and (iv) reclassify all of the Company’s Class A Common Stock, $.001 par value per share, as Common Stock, $.001 par value per share.

Upon filing the Certificate of Amendment to the Company’s Certificate of Incorporation (the “Effective Time”), each share of the Company’s Class A Common Stock, issued and outstanding immediately prior to the Effective Time, was automatically reclassified as and converted into one share of Common Stock, $.001 par value per share, of the Company. Any stock certificate that, immediately prior to the Effective Time represented shares of Class A Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock equal to the number of shares of Class A Common Stock represented by such certificate immediately prior to the Effective Time.

A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 8.01	Other Events.

On April 16, 2007 the Company announced that it had completed a name change from Super Vision International, Inc. to Nexxus Lighting, Inc. Also effective April 16, 2007, the Company’s stock trading symbol changed from “SUPVA” to “NEXS” on the NASDAQ Capital Market listing. In addition, after eliminating all of the Company’s Class B Common Stock, the Company’s Class A Common Stock has been reclassified as Common Stock. Stock certificates will be accepted either old or new. A copy of the press release announcing the completion of the name change is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation.

99.1	Press Release, dated April 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2007	NEXXUS LIGHTING, INC.

/S/ Michael A. Bauer
	Name:	Michael A. Bauer
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Certificate of Incorporation.

99.1	Press Release, dated April 16, 2007.

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